SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C. 20549

                         FORM 8-K

                     CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934

Date of Report: January 13, 1999
(Date of earliest event reported)


               Asset Securitization Corporation
          Commercial Mortgage Pass-Through Certificates
                    Series 1996-MD VI
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          (Exact Name of registrant as specified in its charter)

Delaware                      33-49370-02              13-3672337
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(State or Other Juris-       (Commission             (I.R.S. Employer
diction of Incorporation)     File Number)            Identification Number)


Two World Financial Center, Building B, New York, New York      10281
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(Address of Principal Executive Office)                       (Zip Code)


Registrant's telephone number, including area code:          212-667-9300
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               This Document contains exactly  20  Pages.
                    The Exhibit Index is on Page 5.

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ITEM 5. OTHER EVENTS

                This Current Report on Form 8-K relates to the Trust Fund formed, and the Commercial Mortgage Pass-Through Certificates Series 1996-MD VI issued pursuant to a Pooling and Servicing Agreement, dated as of December 1, 1996 (the "Pooling and Servicing Agreement"), by and among Asset Securitization Corporation (the "Company"), as depositor, AMRESCO Services L.P., as servicer, LaSalle National Bank, as trustee, and ABN AMRO Bank, N.V., as fiscal agent. The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No.33-99502) (the "Registration Statement").

                Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

                Pursuant to Section 3.22 of the Pooling and Servicing Agreement, Servicer is filing this Current Report containing the January 13, 1999 monthly distribution report prepared by the Trustee, pursuant to Section 4.02(a) thereof.

                Servicer has received and presented copies of the monthly financial information required pursuant to the documents for the Columbia Sussex II loan; the HGI II loan; the MHP II loan; the Palmer Square loan; and the Prime Retail II loan to the Trustee. Servicer has received and will file separately, based on an EDGAR hardship exemption, the monthly financial information required pursuant to the documents for the MHP II loan and the Prime Retail II loan.

                This Current Report is being filed by the Servicer, in its capacity as such under the Pooling and Servicing Agreement, on behalf of the Registrant. The information reported and contained herein has been supplied to the Servicer by one or more of the Borrowers or other third parties without independent review or investigation by the Servicer. Pursuant to the Pooling and Servicing Agreement, the Servicer is not responsible for the accuracy or completeness of such information.


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
        AND EXHIBITS

       (c)     Exhibits

                    Item 601(a) of
                    Regulation S-K
    Exhibit No.     Exhibit No.       Description

    21.1            99                Monthly distribution report pursuant to
                                      Section 4.2 of the Pooling and Servicing
                                      Agreement for the distribution
                                      on January 13, 1999.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                             AMRESCO MORTGAGE CAPITAL, INC.
                                             AS GENERAL PARTNER OF AMRESCO
                                             SERVICES L.P., IN ITS CAPACITY AS
                                             SERVICER UNDER THE POOLING AND
                                             SERVICING AGREEMENT ON BEHALF
                                             OF  ASSET SECURITIZATION
                                             CORPORATION, REGISTRANT







                                             By: _________________
                                                   Henry B. Garmon
                                                 Senior Vice President


                                             By_________________
                                                  Tom Bauer
                                                Vice President


Date: January 22, 1999

                         EXHIBIT INDEX



                    Item 601(a) of
                    Regulation S-K
    Exhibit No.     Exhibit No.        Description

    21.1            99                 Monthly distribution report pursuant to
                                       Section 4.2 of the Pooling and Servicing
                                       Agreement for the distribution on
                                       January 13, 1999.